SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):   February 8, 1999



                                    C2, INC.
             (Exact name of registrant as specified in its charter)



     Wisconsin                   001-14171                     33-1915787
 -------------------          -----------------            --------------------
  (State or other              (Commission File                (IRS Employer
  jurisdiction of                  Number)                  Identification No.)
   incorporation)

               700 North Water Street, Milwaukee, Wisconsin 53202
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (414) 291-9000
                       ----------------------------------
                         (Registrant's telephone number)


                                Page 1 of 4 Pages
                             Exhibit Index on page 4

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          The acquisition by C2, Inc. (the "Company") of two-thirds of the outstanding interests of Total Logistic Control, LLC ("TLC") for $10.67 million, as previously reported in the Form S-1 Registration Statement of C2, Inc. (Reg. No. 333-46027) declared effective on January 7, 1999, has been completed.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial statements of business acquired.

          The required financial statements of TLC will be filed by the Company on or before April 23, 1999.

          b. Pro Forma Financial Information.

          The  required  pro  forma  financial   information   relating  to  the
acquisition by the Company of two-thirds of the outstanding interests of TLC will be filed by the Company on or before April 23, 1999.

          c. Exhibits.

          Exhibit Number                        Description
                 2 Agreement by and among Weatherford International, Inc., Total Logistic Control, LLC, Christiana Companies, Inc. and C2, Inc. dated December 12, 1997, as amended (incorporated by reference to Annex A of Prospectus contained in Form S-1
                              Registration Statement of C2, Inc. (Reg. No. 333-46027) declared effective on January 7, 1999)



                                Page 2 of 4 pages
                             Exhibit Index on page 4


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   February 18, 1999

                                    C2,  INC.



                                    By: /S/William T. Donovan
                                           William T. Donovan
                                           Chairman






                                Page 3 of 4 pages
                             Exhibit Index on page 4

                                  EXHIBIT INDEX



        Exhibit Number                           Description
               2 Agreement by and among Weatherford International, Inc., Total Logistic Control, LLC, Christiana Companies, Inc. and C2, Inc. dated December 12, 1997, as amended (incorporated by reference to Annex A of Prospectus contained in Form S-1
                              Registration Statement of C2, Inc. (Reg. No. 333-46027) declared effective on January 7, 1999)




                                Page 4 of 4 pages
                             Exhibit Index on page 4